Inflation Protected Securities Fund	Summary Prospectus October 28, 2010

Class A	Class C	Class R	Class Y

FAIPX	FCIPX	FRIPX	FYIPX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at firstamericanfunds.com/funddocs. You can also get this information at no cost by calling 800 677-FUND or by sending an e-mail request to funddocs@firstamericanfunds.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus and statement of additional information (SAI), both dated October 28, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number, or e-mail address noted above.

On July 29, 2010, FAF Advisors, Inc. (the “advisor”) and its parent company, U.S. Bank National Association, entered into an agreement with Nuveen Investments, Inc. (“Nuveen”) and certain Nuveen affiliates, including Nuveen Asset Management (“NAM”), to sell a portion of the advisor’s asset management business (the “Transaction”). Included in the sale will be that part of the advisor’s asset management business that advises the fund. The sale is subject to the satisfaction of customary conditions, and is currently expected to close by the end of 2010.

Investment Objective

Inflation Protected Securities Fund’s objective is to provide investors with total return while providing protection against inflation.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in First American funds. More information about these and other discounts is available from your financial professional and under “Determining Your Share Price” on page 41 of the prospectus and “Reducing Class A Sales Charges” on page 84 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class R	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)[1]	None	1.00%	None	None

Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	None	None

Annual Fund Operating Expenses[2] (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%	0.50%	0.50%	0.50%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None

Other Expenses

Administration Fee	0.22%	0.22%	0.22%	0.22%

Miscellaneous	0.18%	0.19%	0.18%	0.18%

Acquired Fund Fees and Expenses[3]	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses[4]	1.16%	1.92%	1.41%	0.91%

Example:  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at

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the end of those periods. The example also assumes that your investment has a 5% return each year and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Class C	Class C
		assuming	assuming no
		redemption	redemption
		at end of each	at end
	Class A	period	of each period	Class R	Class Y
1 year	$538	$295	$195	$144	$93

3 years	$778	$603	$603	$446	$290

5 years	$1,036	$1,037	$1,037	$771	$504

10 years	$1,774	$2,243	$2,243	$1,691	$1,120

[1]	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class C shares applies only to redemptions within one year of purchase.

[2]	Assuming shareholders approve the new advisory agreement with NAM proposed in connection with the Transaction, the fund’s expense structure will change upon closing of the Transaction. However, the fund’s net expense ratio immediately following the Transaction, after voluntary waivers by NAM and excluding any Acquired Fund Fees and Expenses, is expected to be the same or lower than the annual fund operating expense ratio reflected in footnote 4 below, assuming the fund’s net asset level has not fallen below its level as of June 30, 2010, adjusted to take into account any redemptions by the U.S. Bank 401(k) Plan expected to occur prior to closing of the Transaction. Further, NAM has agreed to maintain the fund’s current expense cap at least through June 30, 2011. In addition, the fund’s expense ratio immediately following the Transaction, before voluntary waivers and excluding any Acquired Fund Fees and Expenses, is expected to be the same or lower than the fund’s total annual fund operating expense ratio reflected in the table, assuming the fund’s net asset level has not fallen below its level as of June 30, 2010, adjusted (as applicable) to take into account any expected U.S. Bank 401(k) Plan redemptions. See “Investment Advisor” on page 36 of the prospectus.

[3]	In addition to the operating expenses that the fund bears directly, the fund’s shareholders indirectly bear the expenses of affiliated and unaffiliated funds in which the fund invests (the “acquired funds”). Since acquired fund fees and expenses are not directly borne by the fund, they are not reflected in the fund’s financial statements, with the result that the information presented in the expense table will differ from that presented in the “Financial Highlights” section of the prospectus.

[4]	The advisor intends to waive fees and reimburse other fund expenses through June 30, 2011 so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.85%, 1.60%, 1.10%, and 0.60%, respectively, for Class A, Class C, Class R, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, Inflation Protected Securities Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in inflation protected debt securities. These securities will be issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and domestic and foreign corporations. The fund’s investments in U.S. Government inflation protected securities will include U.S. Treasury inflation protected securities as well as inflation protected securities issued by agencies and instrumentalities of the U.S. Government. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government. Some securities issued by agencies and instrumentalities of the U.S. Government are supported only by the credit of the issuing agency or instrumentality.

Inflation protected debt securities are designed to provide protection against the negative effects of inflation. Unlike traditional debt securities, which pay regular fixed interest payments on a fixed principal amount, interest payments on inflation protected debt securities will vary with the rate of inflation. The U.S. Treasury used the Consumer Price Index for Urban Consumers (CPI-U) as the inflation measure. Inflation protected debt securities issued by foreign governments and corporations are generally linked to a non-U.S. inflation rate.

Inflation protected debt securities have two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. If the index measuring the rate of inflation rises, the principal value of the security will increase. Because interest payments will be calculated with respect to a larger principal amount, interest payments also will increase. Conversely, if the index measuring the rate of inflation falls, the principal value of the security will fall and interest payments will decrease. Other issuers adjust the interest rates payable on the security according to the rate of inflation, but the principal amount remains the same.

In the event of sustained deflation, the U.S. Treasury has guaranteed that it will repay at maturity at least the original face value of the inflation protected securities that it issues. Other inflation protected debt securities that accrue inflation into their principal value may or may not provide a similar guarantee. For securities that do not provide such a guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal value.

Up to 20% of the fund’s assets may be invested in holdings that are not inflation protected. These holdings may include the following:

•	domestic and foreign corporate debt obligations.
•	securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.
•	debt obligations of foreign governments.
•	residential and commercial mortgage-backed securities.
•	asset-backed securities.

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•	derivative instruments, as discussed below.

When selecting securities for the fund, the fund’s advisor uses a “top-down” approach, looking first at general economic factors and market conditions. The advisor then selects securities that it believes have strong relative value based on an analysis of a security’s characteristics (such as principal value, coupon rate, maturity, duration and yield) in light of these general economic factors and market conditions. The advisor will sell securities if the securities no longer meet these criteria, if other investments appear to be a better relative value, to manage the duration of the fund, or to meet redemption requests.

The fund invests primarily in securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. However, up to 10% of the fund’s net assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). The fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of equivalent quality. Quality determinations regarding unrated securities will be made by the fund’s advisor.

The fund may invest up to 20% of its net assets in non-dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign corporations and governments.

The fund may invest in debt securities of any maturity, but expects to maintain, under normal market conditions, a weighted average effective maturity of between eight and fifteen years and an average effective duration of between four and ten years. The fund’s weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; interest rate caps, collars, and floors; index- and other asset-linked notes; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund’s portfolio or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates, inflation and other factors, which means you could lose money. An investment in the fund is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk — Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk — If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk — The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Derivatives Risk — The use of derivative instruments involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

Foreign Security Risk — Securities of foreign issuers, even when dollar denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers.

High-Yield Securities Risk — High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk — The fund’s income could decline during periods of falling interest rates. In addition, because the interest and/or principal payments on inflation protected securities are adjusted periodically for changes in inflation, the income distributed by the fund may be irregular. In a period of sustained deflation, the inflation protected securities held by the fund, and consequently the fund itself, may not pay any income.

Index Methodology Risk — There can be no assurance that the U.S. or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.

Interest Rate Risk — Interest rate increases can cause the value of debt securities to decrease. Inflation protected securities may react differently from other debt securities to changes in interest rates. Generally, the value of an inflation protected security is affected by changes in “real” interest rates, which are stated interest rates reduced by the expected impact of inflation. Values of these securities normally fall when real interest rates rise and rise when real interest rates fall.

International Investing Risk — Investing in non-dollar denominated foreign securities involves risk not typically associated with U.S. investing, such as currency risk, risks of trading in foreign securities markets, and political and economic risks.

Liquidity Risk — Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Mortgage- and Asset-Backed Securities Risk — These securities generally can be prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.

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Tax Consequences of Inflation Adjustments — Because inflation adjustments to the principal amount of an inflation protected security will be included in the fund’s income, the fund may have to make income distributions to shareholders that exceed the cash it receives.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance is not necessarily an indication of how the fund will perform in the future. Updated performance information is available online at firstamericanfunds.com or by calling 800 677-3863.

The bar chart shows you the variability of the fund’s performance from year to year for Class A shares. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary.

AVERAGE ANNUAL TOTAL RETURNS	Inception			Since
AS OF 12/31/09	Date	One Year	Five Years	Inception

Inflation Protected Securities Fund

Class A (return before taxes)	10/1/04	7.22%	3.02%	3.39%

Class A (return after taxes on distributions)		6.96%	1.57%	1.94%

Class A (return after taxes on distributions and sale of fund shares)		4.70%	1.71%	2.03%

Class C (return before taxes)	10/1/04	10.04%	3.10%	3.43%

Class R (return before taxes)	10/1/04	11.65%	3.68%	4.01%

Class Y (return before taxes)	10/1/04	12.17%	4.14%	4.48%

Barclays Capital U.S. TIPs Index[2] (reflects no deduction for fees, expenses, or taxes)		11.41%	4.63%	5.01%

[1]	Total return for the period 1/1/10 through 9/30/10 was 7.90%.

[2]	An unmanaged index consisting of inflation-protected securities issued by the U.S. Treasury that have at least one year to final maturity.

Investment Advisor

FAF Advisors, Inc. serves as investment advisor to the fund. In connection with the Transaction, fund shareholders will be asked to approve a new investment advisory agreement appointing NAM as the fund’s investment advisor. If approved by shareholders, this agreement will take effect upon closing of the Transaction. Nuveen Asset Management LLC — which is expected to be formed as a wholly-owned subsidiary of NAM pursuant to an internal restructuring — will become the sub-advisor to the fund at the later of the closing of the internal restructuring or the closing of the Transaction.

Portfolio Managers

	Title	Portfolio manager of fund since:

Wan-Chong Kung, CFA	Senior Fixed-Income Portfolio Manager	October 2004
Chad W. Kemper	Senior Fixed-Income Trader	October 2010

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Purchase and Sale of Fund Shares

You may purchase or redeem shares of a fund on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions, and exchanges may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the Securities and Exchange Commission (SEC).

You can become a shareholder in any of the funds by making a minimum initial investment of $2,500. The minimum additional investment is $100. The funds reserve the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

You can redeem shares through your financial intermediary or by contacting the funds at:

Phone	Regular Mail	Overnight Express Mail

800-677-3863	First American Funds	First American Funds
	P.O. Box 3011	615 East Michigan Street
	Milwaukee, WI 53201-3011	Milwaukee, WI 53202

Tax Information

Dividends and capital gain distributions you receive from a fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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P.O. Box 1330
Minneapolis, MN 55440-1330

SP-IPS